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                                                                    EXHIBIT 99.1


                    D&E Communications, Inc. and Subsidiaries





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of D&E Communications, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. William Ruhl, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

                                         /s/ G. William Ruhl
                                -----------------------------------------------
                                Name:  G. William Ruhl
                                Title: Chief Executive Officer
                                Date:  March 31, 2003

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.